***Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately
with the Securities and Exchange Commission pursuant to
Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	4
2. AMENDMENT/MODIFICATION NO 0052	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ NO OS223290		5. PROJECT NO (if applicable)
6. ISSUED BY CODE	ASPR-BARDA	7. ADMINISTERED BY (if other than line item 6) CODE			ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201		ASPR-BARDA 330 Independence Ave., SW, Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No, street, county, State and ZIP Code)		(x)	9A AMENDMENT OF SOLICITATION NO.
CHIMERIX, INC. 1377270 CHIMERIX, INC. 2505 MERIDIAN P 2505 MERIDIAN PKWY STE 340 DURHAM NC 277135246
9B DATED (SEE ITEM 11)
		x	10A MODIFICATION OF CONTRACT/ORDER NO HHSO100201100013C
10B DATED (SEE ITEM 13) 02/16/2011
CODE 1377270	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐   The above numbered solicitation is amended as set forth in Item 14. The hour and date specified of receipt of Offers ☐ is extended. ☐ is not extended Offers must acknowledge receipt of this amendment prior to the hour end dale specified in the solicitation or as amended, by one or the following methods: (a) By completing Items 8 and 15, and returning ______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) See Schedule	Net Increase:		$2,499,138.00
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO IN ITEM 10A

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF
X			D. OTHER (Specify type of modification and authority) Bilateral: Mutual Agreement of the Parties.
E. IMPORTANT: Contractor ☐ is not. ☒ is required to sign this document and return 0 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)
Tax ID Number: 33-0903395
DUNS Number: 121785997
A. The purpose of this modification is to incorporate the following changes into the contract:
1. The purpose of this modification is for the Government and the Contractor to bilaterally modify the Statement of Work Requirements for CLIN 0004 Only for the purposes of adding within scope changes to the Statement of Work for CLIN 0004 Only for the performance of [...***...], [...***...], and [...***...] as required to support the [...***...] in order to comply with FDA guidance. This within scope change to CLIN 0004 is necessary for the full
Continued ...
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Michael Alrutz, SVP & General Counsel		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) ETHAN J. MUELLER
15B. CONTRACTOR/OFFEROR /s/ Michael Alrutz (Signature of person authorized to sign)	15C. DATE SIGNED 9 Jul 18	16B. UNITED STATES OF AMERICA /s/ Ethan J. Mueller (Signature of person authorized to sign)		16C. DATE SIGNED 7/11/18
NSN 7540-01-152-8070    STANDARD FORM 30 (REV 10-83)
Previous edition unusable    Prescribed by GSA
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CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100013C/0052				PAGE OF
					2	4
NAME OF OFFEROR OR CONTRACTOR CHIMERIX, INC. 1377270
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

completion of CLIN 0004.
2. In addition, the purpose of this bilateral modification is to also add additional cost growth and costs to CLIN 0004 Only in order to complete both existing within scope activities under CLIN 0004 Only and also the additional within scope activities for the performance of [...***...] as required to support the [...***...] added in this modification under CLIN 0004 Only in order to comply with FDA guidance.
3. As a result, the addition of these within scope tasks and the cost growth and costs to CLIN 0004 Only under Contract Number HHSO100201100013C results in Contract Line Item Number (CLIN) 0004 being changed as follows:
Total Estimated Cost: From $[...***...] By $2,499,138.00 To $[...***...].
No Change to the Total Fixed Fee of $[...***...].
Total Estimated Cost Plus Fixed Fee: From $[...***...] By $2,499,138.00 To $[...***...].
4. This modification also results a change in the total amount of the contract from $[...***...] by $2,499,138.00 to $[...***...] as well as the following:
Total Estimated Cost of the Contract: From $[...***...] By $2,499,138.00 To $[...***...].
No Change to the Total Fixed Fee of $[...***...].
Total Estimated Cost Plus Fixed Fee of the Contract: From $[...***...] By $2,499,138.00 To $[...***...].
5. This modification hereby results in a increase in the total amount of the contract from $[...***...] by $2,499,138.00 to $[...***...].
6. Block l5G of the SF 26, the amount of $[...***...] shall be changed to $[...***...].
7. Also in Block 14 of the SF 26, the following CAN Number is added as follows:
Appropriation Year: 2018; Object Class: 25106; CAN# 1992018 $2,499,138.00
8. The Government and the Contractor bilaterally modify Attachment 1, Statement of Work under PART III, LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS, SECTION J - LIST OF ATTACHMENTS for the purposes of incorporating within scope changes to CLIN 0004 Only per recent FDA guidance. As such, Attachment 1, Statement of Work under PART III, LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS, SECTION J – LIST OF ATTACHMENTS is hereby modified for the purposes of adding the following Paragraph 5.3.2 under CLIN 0004 Only as follows: The additional efforts that are added to CLIN 0004 Only as Paragraph 5.3.2 Only that involve [...***...]
Continued ...

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Sponsored by GSA
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CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100013C/0052				PAGE OF
					3	4
NAME OF OFFEROR OR CONTRACTOR CHIMERIX, INC. 1377270
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

and [...***...] cannot be performed until the receipt and approval of all required Protocols by BARDA inclusive of all IRB, OHRP approvals and any required Ethics Approvals for any clinical trials/studies and any required approved OLAW Assurances and IIA approvals from OLAW for any non clinical animal studies.
5.3.2 Conduct [...***...] as required to support the [...***...].
9. The period of performance for Option 2/CLIN 0003 of Contract Number HHSO100201100013C of 1 September 2014 through 30 September 2018 remains unchanged. The total amount and scope of Option 2/CLIN 0003 of Contract Number HHSO100201100013C also remains unchanged.
10. The period of performance for CLIN 0004 of Contract Number HHSO100201100013C ONLY is hereby changed from 11 September 2015 through 30 September 2018 to 11 September 2015 through 30 March 2019, at no additional cost to the Government. The total amount and scope of CLIN 0004 of Contract Number HHSO100201100013C remains unchanged.
11. For the CLIN 0004, supplement for this Modification 52, Total Estimated Cost (No Fixed Fee) - $2,499,138.00, Only, the following Indirect Cost Ceiling Rates are established for which Chimerix cannot seek reimbursement in excess of the following Indirect Cost Ceiling Rates:
[...***...]% Fringe, [...***...]% G&A
12. The total amount, scope and period of performance of all other CLINs that are currently being performed under the contract remain unchanged. This modification does not exercise any unexercised Option CLINs under the contract and does not authorize any performance of efforts under any unexercised Option CLINs under the contract. In addition, the total amount, scope and period of performance of all unexercised Option CLINs under the contract remain unchanged. This modification also confirms that all activities under the base period of performance CLIN 0001 were completed as of 31 May 2013 and confirms that all activities under the Option 1/CLIN 0002 period of performance were completed as of 30 April 2015.
B. This is a bilateral modification. All other terms and conditions of Contract Number HHSO100201100013C remain unchanged.
Delivery Location Code: HHS
HHS
200 Independence Avenue, SW
Washington DC 20201 US
FOB: Destination
Period of Performance: 02/16/2011 to 03/30/2019
Continued . . .

NSN 7540-152-8067    STANDARD FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

***Confidential Treatment Requested

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100013C/0052				PAGE OF
					4	4
NAME OF OFFEROR OR CONTRACTOR CHIMERIX, INC. 1377270
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
4
Change Item 4 to read as follows(amount shown is the obligated amount):
Pivotal Studies and Validation Studies. 2,499,138.00
Reports and Other Data Deliverables.
Delivery: 09/30/2018
Amount: $[...***...]
Accounting Info:
2015.1992015.25103 Appr. Yr.: 2015 CAN: 1992015 Object Class: 25103
Funded: $0.00
Delivery: 03/30/2019
Amount: $2,499,138.00
Accounting Info:
2018.1992018.25106 Appr. Yr.: 2018 CAN: 1992018 Object Class: 25106
Funded: $2,499,138.00

NSN 7540-152-8067    STANDARD FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

***Confidential Treatment Requested
4